                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act File Number: 811-21074

                 Cohen & Steers Premium Income Realty Fund, Inc.
               (Exact name of registrant as specified in charter)

                      757 Third Avenue, New York, NY 10017
               (Address of principal executive offices) (Zip code)

                                Robert H. Steers
                     Cohen & Steers Capital Management, Inc.
                                757 Third Avenue
                            New York, New York 10017
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (212) 832-3232

                      Date of fiscal year end: December 31

                     Date of reporting period: June 30, 2004

Item 1. Reports to Stockholders.

The registrant's semi-annual report to shareholders, for the period ended June 30, 2004 is included herein.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 10. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange




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Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11. Exhibits.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certifications of chief executive officer and chief financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

         By: /s/ Robert H. Steers
             -------------------------------
                 Name: Robert H. Steers
                 Title: Chairman

         Date: August 20, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


         By: /s/ Robert H. Steers                    By:  /s/ Martin Cohen
             -------------------------------              ---------------------------------------
             Name: Robert H. Steers                       Name: Martin Cohen
             Title: Chairman, Secretary                   Title: President, Treasurer
                     and principal executive officer              and principal financial officer

         Date: August 20, 2004



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--------------------------------------------------------------------------------
                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

July 26, 2004

To Our Shareholders:

    We are pleased to submit to you our report for the quarter and six months ended June 30, 2004. The net asset value at that date was $19.70. In addition, during the quarter, three $0.12 per share monthly dividends were declared and paid to common shareholders.

INVESTMENT REVIEW

    For the quarter, Cohen & Steers Premium Income Realty Fund had a total return, based on income and change in net asset value, of -8.2%. This compares to the NAREIT Equity REIT Index's(a) total return of -5.8%. For the six months ended June 30, 2004, the fund's total return was 5.8%, compared to NAREIT's 5.5%.

    The second quarter of 2004 brought further evidence of a strengthening U.S. economic recovery. The release of the March report on U.S. non-farm payrolls in early April forced many of the pessimistic economic naysayers to acknowledge that the recovery was, in fact, for real.

    The second quarter began with a dramatic decline in REIT stock prices, followed by a dramatic rebound and, most importantly, in our view a decisive rotation in leadership within the REIT market. By way of review, the March jobs report took the capital markets by surprise on April 2 and sent the bond market reeling, resulting in the worst quarter for the bond market since the first quarter of 1994. REITs dropped 18% from their highs at the end of March, before bottoming on May 10. We characterized this decline as technical in nature, driven by the valuation concerns of some investors, and one that we believed presented an attractive investment opportunity. In our view, the very jobs report that set off the decline in REIT share prices was likely to contribute to improving real estate fundamentals and greater cash flow for REITs.

    We are pleased to report that since then REITs have rebounded significantly, recording a 14% total return from May 10 through the end of June, and were one of the best performing asset classes over this time period. The strong returns of the last two months are certainly inconsistent with the notion put forward by some pundits that REITs tipped into a bear market in the second quarter in sympathy with the bond market. In fact, if the first half of 2004 is a proper guide, we believe REITs are on pace to deliver the low- to mid-teens total return profile that is consistent with the sector's long-term average.

    While many observers focused on the uncharacteristic volatility in REIT share prices, the more interesting story in the second quarter was a rotation of leadership within the REIT market. The defensive issues, which had led the REIT group since 2001, have ceded their market leadership to the more cyclically inclined companies that we believe will respond to the economic recovery most quickly and most dramatically. The broad distribution of returns across sectors during the quarter highlights in greater detail this change in leadership, as well as the

-------------------
(a) The NAREIT Equity REIT Index is an unmanaged, market capitalization weighted index of all publicly traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly traded equity REITs as a whole.

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                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

above-average volatility experienced during the quarter. The best performing sectors were apartment and hotel, which generated total returns of 2.2% and -2.6% respectively. Conversely, the worst performing sectors during the quarter were health care (-13.4% total return) and regional mall (-11.5%).
The obvious difference between the two groups is the short lease duration and more variable demand patterns of the strong performing cyclical sectors versus the long lease terms and relatively consistent demand profiles of the laggards, which tend not to respond quickly to accelerating economic growth.

    The fund's best performing investments during the quarter were in the apartment and industrial sectors, which produced total returns of 1.6% and 0.0% respectively, while the worst performing sector for the fund was the healthcare sector, which had a -14.4% total return. Apartment companies AvalonBay Communities and Mid-America Apartment Communities were the fund's best performing holdings, contributing total returns of 6.8% and 3.9% respectively. Laggards during the quarter included HealthCare REIT, with a total return of -18.5% and Glimcher Realty Trust, which generated a total return of -16.6%.

    Our performance during the quarter was also enhanced by our position in Keystone Property Trust, a small-cap industrial REIT that announced it was being acquired by a joint venture between Prologis Trust and affiliates of Eaton Vance Management for $23.80 per share in cash, a 14% premium to the previous day's closing price. This transaction is significant for two reasons, among others. One is that it highlights the fact that, in our view, Wall Street continues to underestimate real estate values (the consensus net asset value estimate for Keystone prior to the deal was approximately $18.50 per share). Additionally, we believe the transaction represents another validation of our strategy, as Keystone embodied many of the key attributes we look for in investment candidates. Specifically, these attributes include companies that are relatively under-followed, small to mid-cap in size with an above-average dividend yield, and that are trading at a lower price/NAV ratio than their peers.

INVESTMENT OUTLOOK

    In the wake of the REIT stock price decline in the second quarter, many investors have asked us whether REITs can continue to perform well in what many are concerned (overly so, in our view) may be a period of rising interest rates.

    Our view has always been and continues to be that real estate fundamentals are the primary driver of REIT returns over the long run. Still, we regularly examine the extent to which REITs are correlated with other asset classes. We have found that over the long term REIT share price behavior has not been statistically related in any material way to the performance of bonds or interest rates. In other words, over time, the performance of the bond market has explained virtually none of the performance of REITs.

    Over the short term, REITs may appear to correlate with interest rates, as we have seen recently. However, although we can say with certainty that rising rates result in poor returns for bonds, the REIT return equation cannot be solved using interest rates as the only input variable. Importantly, we have also found that in the 12 months following periods of rising interest rates, as the dampening effect of higher interest rates on security

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                                       2





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                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

returns has subsided and the acceleration of real estate fundamentals has kicked in, REIT performance historically has been consistently very strong.

    Nonetheless, we cannot ignore the fact that interest rates can have an impact on REIT earnings and asset values. Higher interest rates will increase the cost of REITs' debt capital over time, although the impact will be mitigated by REITs' use of primarily long-term, fixed-rate debt. Higher interest rates may also result in higher real estate capitalization rates, which would tend to lower estimates of property values. However, we believe that if interest rates are rising due to a stronger economy and attendant higher inflationary expectations (which in the past have been favorable for real estate fundamentals), this could serve to offset at least some of the impact that higher interest rates would otherwise have on capitalization rates.

    Higher interest rates can also have some beneficial effects on REITs. The higher inflationary expectations, which are partially driving higher interest rates, push up the price of building costs, especially inputs like steel, concrete, lumber, labor and construction period interest. Thus the overall replacement cost of real estate escalates, which flows through eventually in the form of higher market rents. Already we are hearing reports that construction costs have risen by as much as 25% over the past two years. If capitalization rates were to rise, the return on assets that REITs could achieve on external acquisitions of property should increase. Furthermore, higher debt costs will tend to choke off development of new, competitive real estate. These higher debt costs tend to have a greater impact on the private developers who typically build the majority of new buildings and use a higher proportion of debt in their capital structure.

    Our conclusion is that, although changes in interest rates have a varied impact on REITs, the positive and negative impacts have historically tended to offset one another, such that the overall impact on REIT returns has not generally been material, thus, the historical lack of correlation. What remains material is the supply and demand for real estate and how that impacts building occupancies and rents. The most important thing to recognize about the prospects for REIT returns, in our view, is that the job growth that occurred in March of this year was followed up with strong job growth reports for both April and May. With this key economic driver in place, we believe the prospects for higher building occupancies and rents, and thus for higher cash flows for REITs, are excellent.

    At this point, with the first dose of Fed tightening already under our belts and a further rise in interest rates widely anticipated among economists and investors alike, it is safe to say that whatever impact investors believe rising interest rates may have on REITs has been well digested by the stock market. The net effect has been to bring REIT valuations in line with historical averages. In our view, the favorable prospects for accelerating cash

--------------------------------------------------------------------------------
                                       3





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                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

flow growth over the next couple of years in combination with these valuations give us confidence that REITs can continue to generate attractive total returns.

Sincerely,

             MARTIN COHEN               ROBERT H. STEERS
             MARTIN COHEN               ROBERT H. STEERS
             President                  Chairman

                        GREG E. BROOKS
                        GREG E. BROOKS
                        Portfolio Manager

           Cohen & Steers is online at cohenandsteers.com

    We have enhanced both the look and features of our Web site to give you more information about our company, our funds and the REIT market in general. Check out our interactive Asset Allocation Tool, which allows you to hypothetically add REITs to any portfolio to see how they impact expected total returns and risk. Or try the Fund Performance Calculator and see how our funds have performed versus the S&P 500 Index or Nasdaq Composite. As always, you can also get daily net asset values, fund fact sheets, portfolio highlights, recent news articles and our overall insights on the REIT market.

              So visit us today at cohenandsteers.com

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                                       4





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                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

                       OUR LEVERAGE STRATEGY
                            (UNAUDITED)

    While we do not attempt to predict what future interest rates will be, it has been our philosophy to utilize interest rate swap transactions to seek to reduce the interest rate risk inherent in our utilization of leverage. Our leverage strategy involves issuing auction market preferred shares (AMPS) to raise additional capital for the fund, with an objective of increasing the net income available for shareholders. As of June 30, 2004, AMPS represented 32% of the fund's managed net assets. Considering that AMPS have variable dividend rates, we seek to lock in the rate on a majority of this additional capital through interest rate swap agreements (where we effectively convert our variable rate obligation to a fixed rate obligation for the term of the swap agreements). Specifically, we have fixed the rate on 70% of our borrowings at an average interest rate of 3.6%, for an average remaining period of 3.4 years (when we first entered into the swaps, the average term was 5 years). By locking in a large portion of our leveraging costs, we have endeavored to adequately protect the dividend-paying ability of the fund, which is one of the reasons the fund has been able to increase its monthly dividend on several occasions. The use of leverage increases the volatility of the fund's net asset value in both up and down markets. However, we believe that locking in a portion of the fund's leveraging costs for the term of the swap agreements partially protects the fund from any impact that an increase in short-term interest rates may have as a result of the use of leverage.

                           LEVERAGE FACTS

Leverage (as % of managed net assets)....................   32%
% Fixed Rate.............................................   70%
% Variable Rate..........................................   30%
Average Rate on Swaps....................................  3.6%
Average Term on Swaps....................................  3.4 years
Current Rate on AMPS.....................................  1.6%

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                                       5








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                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.
                            SCHEDULE OF INVESTMENTS
                           JUNE 30, 2004 (UNAUDITED)

                                                   NUMBER        VALUE         DIVIDEND
                                                  OF SHARES     (NOTE 1)        YIELD(a)
                                                  ---------   ------------   ------------
EQUITIES                                143.32%(b)
  COMMON STOCK                          124.78%
    DIVERSIFIED                          14.39%
         Colonial Properties Trust..............    514,400   $ 19,819,832       6.96%
         Crescent Real Estate Equities Co.......  1,237,400     19,946,888       9.31
         iStar Financial........................    336,800     13,472,000       6.98
         Vornado Realty Trust...................    640,700     36,590,377       4.97
                                                              ------------
                                                                89,829,097
                                                              ------------
    HEALTH CARE                          15.96%
         Health Care Property Investors.........  1,065,800     25,621,832       6.95
         Health Care REIT.......................    555,800     18,063,500       7.38
         LTC Properties.........................    307,800      5,109,480       6.63
         Nationwide Health Properties...........  1,009,400     19,077,660       7.83
         Ventas.................................  1,358,800     31,727,980       5.57
                                                              ------------
                                                                99,600,452
                                                              ------------
    HOTEL                                 2.76%
         Hospitality Properties Trust...........    406,400     17,190,720       6.81
                                                              ------------
    INDUSTRIAL                            3.49%
         First Industrial Realty Trust..........    590,200     21,766,576       7.43
                                                              ------------
    MORTGAGE                              2.48%
         Newcastle Investment Corp..............    516,937     15,482,263       8.01
                                                              ------------

-------------------
(a) Dividend yield is computed by dividing the security's current annual dividend rate by the last sale price on the principal exchange, or market, on which such security trades.

(b) Percentages indicated are based on the fund net assets attributable to common shareholders.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       6

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                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2004 (UNAUDITED)

                                                   NUMBER        VALUE         DIVIDEND
                                                  OF SHARES     (NOTE 1)        YIELD
                                                  ---------   ------------   ------------
    OFFICE                               37.81%
         Arden Realty...........................    937,400   $ 27,568,934       6.87%
         Boston Properties......................    233,600     11,698,688       5.19
         Brandywine Realty Trust................  1,021,000     27,760,990       6.47
         CarrAmerica Realty Corp................    848,500     25,650,155       6.62
         Equity Office Properties Trust.........  1,472,600     40,054,720       7.35
         HRPT Properties Trust..................    639,600      6,402,396       7.99
         Highwoods Properties...................    729,200     17,136,200       7.23
         Kilroy Realty Corp.....................    114,100      3,890,810       5.81
         Mack-Cali Realty Corp..................    846,400     35,024,032       6.09
         Maguire Properties.....................    507,800     12,578,206       6.46
         Prentiss Properties Trust..............    840,400     28,170,208       6.68
                                                              ------------
                                                               235,935,339
                                                              ------------
    OFFICE/INDUSTRIAL                    10.94%
         Liberty Property Trust.................    836,800     33,647,728       6.02
         Mission West Properties................    898,700     10,883,257       7.93
         Reckson Associates Realty Corp.........    865,500     23,766,630       6.18
                                                              ------------
                                                                68,297,615
                                                              ------------
    RESIDENTIAL                          18.57%
       APARTMENT                         18.01%
         AMLI Residential Properties Trust......     65,000      1,907,100       6.54
         Archstone-Smith Trust..................    976,500     28,640,745       5.86
         AvalonBay Communities..................    374,100     21,144,132       4.95
         Camden Property Trust..................    507,200     23,229,760       5.55
         Gables Residential Trust...............    466,500     15,851,670       7.09
         Home Properties........................    303,100     11,814,838       6.36
         Mid-America Apartment Communities......    258,800      9,805,932       6.18
                                                              ------------
                                                               112,394,177
                                                              ------------
       MANUFACTURED HOME                  0.56%
         Affordable Residential Communities.....    212,400      3,525,840       7.53
                                                              ------------
         TOTAL RESIDENTIAL......................               115,920,017
                                                              ------------
    SELF STORAGE                          0.44%
         Sovran Self Storage....................     71,500      2,729,870       6.31
                                                              ------------

                See accompanying notes to financial statements.
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                                       7





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                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2004 (UNAUDITED)

                                                   NUMBER        VALUE         DIVIDEND
                                                  OF SHARES     (NOTE 1)        YIELD
                                                  ---------   ------------   ------------
    SHOPPING CENTER                      17.94%
       COMMUNITY CENTER                   5.84%
         Cedar Shopping Centers.................    180,000   $  2,068,200       7.83%
         Heritage Property Investment Trust.....    385,800     10,439,748       7.76
         Kramont Realty Trust...................    230,500      3,688,000       8.13
         New Plan Excel Realty Trust............    189,400      4,424,384       7.06
         Ramco-Gershenson Properties Trust......    652,600     15,812,498       6.93
                                                              ------------
                                                                36,432,830
                                                              ------------
       REGIONAL MALL                     12.10%
         CBL & Associates Properties............     64,200      3,531,000       5.27
         Glimcher Realty Trust..................    594,700     13,154,764       8.69
         Macerich Co............................    609,800     29,191,126       5.10
         Mills Corp.............................    635,000     29,654,500       5.10
                                                              ------------
                                                                75,531,390
                                                              ------------
         TOTAL SHOPPING CENTER..................               111,964,220
                                                              ------------
              TOTAL COMMON STOCK
                (Identified cost --
                   $599,635,930)................               778,716,169
                                                              ------------
  PREFERRED STOCK                        18.54%
    DIVERSIFIED                           2.00%
         Colonial Properties Trust, 8.125%,
            Series D............................    190,300      4,877,389       7.93
         Crescent Real Estate Equities Co.,
            6.75%,
            Series A (Convertible)..............     10,900        217,782       8.45
         Crescent Real Estate Equities Co.,
            9.50%, Series B.....................    137,400      3,618,429       9.06
         iStar Financial, 7.80%, Series F.......    100,000      2,370,000       8.23
         iStar Financial, 7.65%, Series G.......     60,000      1,453,500       7.90
                                                              ------------
                                                                12,537,100
                                                              ------------
    HEALTH CARE                           0.24%
         Omega Healthcare Investors, 8.375%,
            Series D............................     60,000      1,506,000       8.34
                                                              ------------

                See accompanying notes to financial statements.
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                                       8





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                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2004 (UNAUDITED)

                                                   NUMBER        VALUE         DIVIDEND
                                                  OF SHARES     (NOTE 1)        YIELD
                                                  ---------   ------------   ------------
    HOTEL                                 2.12%
         Equity Inns, 8.75%, Series B...........    180,000   $  4,518,000       8.72%
         FelCor Lodging Trust, $1.95, Series A
            (Convertible).......................     26,500        629,375       8.21
         FelCor Lodging Trust, 9.00%,
            Series B............................     25,100        627,500       9.00
         Host Marriott Corp., 10.00%,
            Series A............................     17,900        457,345       9.77
         Host Marriott Corp., 10.00%,
            Series B............................     69,100      1,783,471       9.69
         Host Marriott Corp., 10.00%,
            Series C............................     99,200      2,608,960       9.51
         Host Marriott Corp., 8.875%,
            Series E............................     40,000      1,018,000       8.72
         Host Marriott Financial Trust, 6.75%,
            QUIPS (Convertible)(a)..............     17,300        899,600       6.50
         LaSalle Hotel Properties, 10.25%,
            Series A............................     25,400        680,085       9.57
                                                              ------------
                                                                13,222,336
                                                              ------------
    INDUSTRIAL                            0.54%
         Keystone Property Trust, 9.125%,
            Series D............................    128,700      3,333,330       8.81
         ProLogis, 8.54%, Series C..............        980         55,248       7.57
                                                              ------------
                                                                 3,388,578
                                                              ------------
    MORTGAGE                              0.49%
         Newcastle Investment Corp., 9.75%,
            Series B............................    111,300      3,049,620       8.90
                                                              ------------
    OFFICE                                3.35%
         Alexandria Real Estate Equities, 9.10%,
            Series B............................      2,000         53,440       8.51
         Cousins Properties, 7.75%, Series A....     87,660      2,209,032       7.69
         HRPT Properties Trust, 8.75%,
            Series B............................    400,000     10,520,000       8.32
         Highwoods Properties, 8.625%,
            Series A............................      2,679      2,685,697       8.60
         Highwoods Properties, 8.00%,
            Series D............................     37,000        897,250       8.25
         Maguire Properties, 7.625%,
            Series A............................     90,500      2,185,575       7.89
         SL Green Realty Corp., 7.625%,
            Series C............................     94,000      2,350,000       7.63
                                                              ------------
                                                                20,900,994
                                                              ------------
    OFFICE/INDUSTRIAL                     0.31%
         Reckson Associates Realty Corp.,
            7.625%, Series A....................     73,300      1,913,130       7.32
                                                              ------------

-------------------
(a) QUIPS Quarterly Income Preferred Securities

                  See accompanying notes to financial statements.
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                                       9





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                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2004 (UNAUDITED)

                                                   NUMBER        VALUE         DIVIDEND
                                                  OF SHARES     (NOTE 1)        YIELD
                                                  ---------   ------------   ------------
    RESIDENTIAL -- APARTMENT              0.73%
         Apartment Investment & Management Co.,
            9.375%, Series G....................      2,500   $     64,750       9.05%
         Apartment Investment & Management Co.,
            10.10%, Series Q....................      5,800        151,960       9.64
         Apartment Investment & Management Co.,
            10.00%, Series R....................        100          2,636       9.48
         Mid-America Apartment Communities,
            8.30%, Series H.....................    120,800      3,038,120       8.25
         Post Properties, 8.50%, Series A.......     12,000        661,500       7.80
         United Dominion Realty Trust, 8.60%,
            Series B............................     25,000        650,250       8.27
                                                              ------------
                                                                 4,569,216
                                                              ------------
    SHOPPING CENTER                       8.45%
       COMMUNITY CENTER                   1.26%
         Developers Diversified Realty Corp.,
            8.60%, Series F.....................     23,200        599,720       8.33
         Federal Realty Investment Trust, 8.50%,
            Series B............................     20,000        529,000       8.03
         Ramco-Gershenson Property Trust, 9.50%,
            Series B............................    189,100      5,001,695       9.05
         Urstadt Biddle Properties, 8.50%,
            Series C............................     16,000      1,752,000       7.76
                                                              ------------
                                                                 7,882,415
                                                              ------------
       FREE STANDING                      0.48%
         Commercial Net Lease Realty, 9.00%,
            Series A............................    100,500      2,645,160       8.55
         Realty Income Corp., 7.375%,
            Series D............................     13,300        337,820       7.26
                                                              ------------
                                                                 2,982,980
                                                              ------------
       OUTLET CENTER                      0.64%
         Chelsea Property Group, 8.375%,
            Series A............................     70,800      4,013,475       7.39
                                                              ------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       10

--------------------------------------------------------------------------------
                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2004 (UNAUDITED)

                                                   NUMBER        VALUE         DIVIDEND
                                                  OF SHARES     (NOTE 1)        YIELD
                                                  ---------   ------------   ------------
       REGIONAL MALL                      6.07%
         CBL & Associates Properties, 7.75%,
            Series C............................    145,200   $  3,672,108       7.66%
         Glimcher Realty Trust, 8.75%,
            Series F............................     40,000      1,012,000       8.65
         Glimcher Realty Trust, 8.125%,
            Series G............................     80,000      1,900,000       8.55
         Mills Corp., 9.00%, Series B(a)........    714,100     19,023,624       8.45
         Mills Corp., 9.00%, Series C...........    140,000      3,713,500       8.52
         Mills Corp., 8.75%, Series E...........     80,000      2,096,800       8.35
         Pennsylvania Real Estate Investment
            Trust, 11.00%, Series A.............     98,300      5,789,870       9.34
         Taubman Centers, 8.30%, Series A.......     25,000        621,250       8.35
                                                              ------------
                                                                37,829,152
                                                              ------------
         TOTAL SHOPPING CENTER..................                52,708,022
                                                              ------------
    SPECIALTY                             0.31%
         Capital Automotive REIT, 7.50%,
            Series A............................     80,000      1,908,000       7.95
                                                              ------------
              TOTAL PREFERRED STOCK
                (Identified cost -- $110,388,083)              115,702,996
                                                              ------------
              TOTAL EQUITIES
                (Identified cost -- $710,024,013)              894,419,165
                                                              ------------

-------------------
(a) 77,000 shares segregated as collateral for the interest rate swap transactions.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       11

--------------------------------------------------------------------------------
                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2004 (UNAUDITED)

                                                          PRINCIPAL        VALUE
                                                           AMOUNT         (NOTE 1)
                                                         -----------   --------------
CORPORATE BOND                                   2.11%
         HMH Properties, 7.875%, due 8/1/08...........
                                                         $ 2,138,000   $    2,202,140
         Host Marriott, LP, 9.50%, due 1/15/07........
                                                           5,000,000        5,487,500
         Ventas Realty, LP, 9.00%, due 5/1/12.........
                                                           5,000,000        5,500,000
                                                                       --------------
         TOTAL CORPORATE BOND
            (Identified cost -- $11,824,827)..........                     13,189,640
                                                                       --------------
COMMERCIAL PAPER                                 0.36%
         State Street Corp., 1.10%, due 07/01/04
            (Identified cost -- $2,262,000)...........     2,262,000        2,262,000
                                                                       --------------
TOTAL INVESTMENTS (Identified cost --
   $724,110,840).....................          145.79%                    909,870,805
                                                                       --------------
OTHER ASSETS IN EXCESS OF
  LIABILITIES........................            0.84%                      5,204,712
LIQUIDATION VALUE OF TAXABLE AUCTION
  MARKET PREFERRED SHARES: SERIES M,
  SERIES T, SERIES TH, AND SERIES F
  (Equivalent to $25,000 per share
  based on 2,400 shares outstanding
  for Series M, Series T, Series TH
  and Series F)......................          (38.46)%                  (240,000,000)
LIQUIDATION VALUE OF AUCTION MARKET
  PREFERRED SHARES: SERIES M28
  (Equivalent to $25,000 based on
  2,040 shares outstanding)..........           (8.17)%                   (51,000,000)
                                               ------                  --------------
NET ASSETS APPLICABLE TO COMMON
  SHARES (Equivalent to $19.70 per
  share based on 31,681,637 shares of
  capital stock outstanding).........          100.00%                 $  624,075,517
                                               ------                  --------------
                                               ------                  --------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       12

--------------------------------------------------------------------------------
                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

                      STATEMENT OF ASSETS AND LIABILITIES
                           JUNE 30, 2004 (UNAUDITED)

ASSETS:
    Investments in securities, at value (Identified
       cost -- $724,110,840) (Note 1).......................  $909,870,805
    Cash....................................................           788
    Dividends and interest receivable.......................     5,730,117
    Unrealized appreciation on interest rate swap
       transactions (Notes 1 and 6).........................       928,108
    Other assets............................................        33,197
                                                              ------------
         Total Assets.......................................   916,563,015
                                                              ------------
LIABILITIES:
    Payable to investment manager...........................       406,982
    Unrealized depreciation on interest rate swap
       transactions (Notes 1 and 6).........................       286,187
    Payable for investment securities purchased.............       250,952
    Payable for dividends declared on common shares.........       206,810
    Payable for dividends declared on preferred shares......       192,337
    Other liabilities.......................................       144,230
                                                              ------------
         Total Liabilities..................................     1,487,498
                                                              ------------
LIQUIDATION VALUE OF PREFERRED SHARES:
    Taxable auction market preferred shares, Series M
       ($25,000 liquidation value, $0.001 par value,
       2,400 shares issued and outstanding) (Notes 1
       and 5)...............................................    60,000,000
    Taxable auction market preferred shares, Series T
       ($25,000 liquidation value, $0.001 par value,
       2,400 shares issued and outstanding) (Notes 1
       and 5)...............................................    60,000,000
    Taxable auction market preferred shares, Series TH
       ($25,000 liquidation value, $0.001 par value,
       2,400 shares issued and outstanding) (Notes 1
       and 5)...............................................    60,000,000
    Taxable auction market preferred shares, Series F
       ($25,000 liquidation value, $0.001 par value,
       2,400 shares issued and outstanding) (Notes
       1 and 5).............................................    60,000,000
    Auction market preferred shares, Series M28 ($25,000
       liquidation value, $0.001 par value, 2,040 shares
       issued and outstanding) (Notes 1 and 5)..............    51,000,000
                                                              ------------
                                                               291,000,000
                                                              ------------
TOTAL NET ASSETS APPLICABLE TO COMMON SHARES................  $624,075,517
                                                              ------------
                                                              ------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       13

--------------------------------------------------------------------------------
                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

               STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)
                           JUNE 30, 2004 (UNAUDITED)

TOTAL NET ASSETS APPLICABLE TO COMMON SHARES consist of:
    Common stock ($0.001 par value, 31,681,637 shares issued
       and outstanding) (Notes 1 and 5).....................  $434,121,549
    Distributions in excess of net investment income........    (6,086,699)
    Accumulated net realized gain on investments............     9,638,781
    Net unrealized appreciation/(depreciation) on
       investments and interest rate swap transactions......   186,401,886
                                                              ------------
                                                              $624,075,517
                                                              ------------
                                                              ------------
NET ASSET VALUE PER COMMON SHARE:
    ($624,075,517[div]31,681,637 shares outstanding)........  $      19.70
                                                              ------------
                                                              ------------
MARKET PRICE PER COMMON SHARE...............................  $      17.44
                                                              ------------
                                                              ------------
MARKET PRICE PREMIUM/(DISCOUNT) TO NET ASSET VALUE PER
  COMMON SHARE..............................................        (11.47)%
                                                              ------------
                                                              ------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       14

--------------------------------------------------------------------------------
                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

                            STATEMENT OF OPERATIONS
               FOR THE SIX MONTHS ENDED JUNE 30, 2004 (UNAUDITED)

Investment Income (Note 1):
    Dividend income.........................................     $20,536,431
    Interest income.........................................         646,192
                                                                 -----------
         Total Income.......................................      21,182,623
                                                                 -----------
Expenses:
    Investment management fees (Note 2).....................       3,626,982
    Preferred remarketing fees..............................         362,105
    Administration fees (Note 2)............................         165,451
    Reports to shareholders.................................          82,175
    Professional fees.......................................          55,987
    Custodian fees and expenses.............................          40,080
    Directors' fees and expenses (Note 2)...................          20,439
    Insurance expense.......................................          16,098
    Auction agent fees......................................          14,627
    Transfer agent fees and expenses........................           8,239
    Miscellaneous...........................................          29,812
                                                                 -----------
         Total Expenses.....................................       4,421,995
    Reduction of Expenses (Note 2)..........................      (1,133,432)
                                                                 -----------
         Net Expenses.......................................       3,288,563
                                                                 -----------
    Net Investment Income...................................      17,894,060
                                                                 -----------
Net Realized and Unrealized Gain/(Loss) on Investments
  (Note 1):
    Net realized gain on investments........................      12,793,114
    Net realized loss on interest rate swap transactions....      (2,491,991)
    Net change in unrealized appreciation/(depreciation) on
       investments..........................................       2,475,553
    Net change in unrealized appreciation/(depreciation) on
       interest rate swap transactions......................       3,992,365
                                                                 -----------
         Net realized and unrealized gain/(loss) on
            investments.....................................      16,769,041
                                                                 -----------
Net Increase Resulting from Operations......................      34,663,101
                                                                 -----------
Less Dividends and Distributions to Preferred Shareholders
  from:
    Net investment income...................................      (1,825,967)
                                                                 -----------
Net Increase in Net Assets from Operations Applicable to
  Common Shares.............................................     $32,837,134
                                                                 -----------
                                                                 -----------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       15

--------------------------------------------------------------------------------
                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

   STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON SHARES (UNAUDITED)

                                                                 FOR THE             FOR THE
                                                             SIX MONTHS ENDED       YEAR ENDED
                                                              JUNE 30, 2004     DECEMBER 31, 2003
                                                             ----------------   ------------------
Change in Net Assets Applicable to Common Shares:
    From Operations:
        Net investment income..............................    $ 17,894,060        $ 29,700,466
        Net realized gain on investments and interest rate
          swap transactions................................      10,301,123           6,412,989
        Net change in unrealized
          appreciation/(depreciation) on investments and
          interest rate swap transactions..................       6,467,918         194,990,397
                                                               ------------        ------------
            Net increase resulting from operations.........      34,663,101         231,103,852
                                                               ------------        ------------
    Less Dividends and Distributions to Preferred
      Shareholders from:
        Net investment income..............................      (1,825,967)         (2,212,048)
        Net realized gain on investments...................              --            (991,542)
                                                               ------------        ------------
            Total dividends and distributions to preferred
              shareholders.................................      (1,825,967)         (3,203,590)
                                                               ------------        ------------
            Net increase in net assets from operations
              applicable to common shares..................      32,837,134         227,900,262
                                                               ------------        ------------
    Less Dividends and Distributions to Common Shareholders
      from:
        Net investment income..............................     (22,335,554)        (23,144,749)
        Net realized gain on investments...................              --         (10,374,550)
        Tax return of capital..............................              --         (13,168,196)
                                                               ------------        ------------
            Total dividends and distributions to common
              shareholders.................................     (22,335,554)        (46,687,495)
                                                               ------------        ------------
    Capital Stock Transactions (Note 5):
        Increase in net assets from shares issued to common
          shareholders for reinvestment of dividends.......              --           1,546,196
        Increase in net assets from preferred share
          offering cost adjustment.........................         207,502                  --
        Decrease in net assets from underwriting
          commissions and offering expenses from issuance
          of preferred shares..............................              --            (845,045)
                                                               ------------        ------------
            Net increase in net assets from capital stock
              transactions.................................         207,502             701,151
                                                               ------------        ------------
            Total increase in net assets applicable to
              common shares................................      10,709,082         181,913,918
    Net Assets Applicable to Common Shares:
        Beginning of period................................     613,366,435         431,452,517
                                                               ------------        ------------
        End of period(a)...................................    $624,075,517        $613,366,435
                                                               ------------        ------------
                                                               ------------        ------------

-------------------
(a) Includes distributions in excess of net investment income of $6,086,699 at June 30, 2004 and undistributed net investment income of $180,762 at December 31, 2003.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       16

--------------------------------------------------------------------------------
                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

                        FINANCIAL HIGHLIGHTS (UNAUDITED)

    The following table includes selected data for a common share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                                                                                                  FOR THE PERIOD
                                                              FOR THE             FOR THE        AUGUST 30, 2002(a)
                                                          SIX MONTHS ENDED      YEAR ENDED            THROUGH
PER SHARE OPERATING PERFORMANCE:                           JUNE 30, 2004     DECEMBER 31, 2003   DECEMBER 31, 2002
--------------------------------                          ----------------   -----------------   -----------------
Net asset value per common share, beginning of period...       $19.36             $13.67              $14.33
                                                               ------             ------              ------
Income from investment operations:
   Net investment income................................         0.56(b)            0.94(b)             0.29
   Net realized and unrealized gain/(loss) on
     investments........................................         0.54               6.36               (0.45)
                                                               ------             ------              ------
       Total income from investment operations..........         1.10               7.30               (0.16)
                                                               ------             ------              ------
Less dividends and distributions to preferred
 shareholders from:
   Net investment income................................        (0.06)             (0.07)              (0.03)
   Net realized gain on investments.....................           --              (0.03)                 --
                                                               ------             ------              ------
       Total dividends and distributions to preferred
         shareholders...................................        (0.06)             (0.10)              (0.03)
                                                               ------             ------              ------
       Total from investment operations applicable to
         common shares..................................         1.04               7.20               (0.19)
                                                               ------             ------              ------
Less: Offering and organization costs charged to paid-in
 capital -- common shares...............................           --                 --               (0.03)
   Offering and organization costs charged to paid-in
 capital -- preferred shares............................           --              (0.03)              (0.10)
   Preferred offering cost adjustment...................         0.01(e)              --                  --
   Anti-dilutive effect of common share offering........           --                 --                0.01
                                                               ------             ------              ------
       Total offering and organization costs............         0.01              (0.03)              (0.12)
                                                               ------             ------              ------
Less dividends and distributions to common shareholders
 from:
   Net investment income................................        (0.71)             (0.73)              (0.26)
   Net realized gain on investments.....................           --              (0.33)              (0.03)
   Tax return of capital................................           --              (0.42)              (0.06)
                                                               ------             ------              ------
       Total dividends and distributions to common
         shareholders...................................        (0.71)             (1.48)              (0.35)
                                                               ------             ------              ------
Net increase/(decrease) in net asset value per common
 share..................................................         0.34               5.69               (0.66)
                                                               ------             ------              ------
Net asset value, per common share, end of period........       $19.70             $19.36              $13.67
                                                               ------             ------              ------
                                                               ------             ------              ------
Market value, per common share, end of period...........       $17.44             $18.60              $13.46
                                                               ------             ------              ------
                                                               ------             ------              ------
Net asset value total return(c).........................         5.75%(d)          55.52%              -2.11%(d)
                                                               ------             ------              ------
                                                               ------             ------              ------
Market value return(c)..................................        -2.55%(d)          51.74%              -7.92%(d)
                                                               ------             ------              ------
                                                               ------             ------              ------

-------------------
(a) Commencement of operations.
(b) Based on average shares outstanding.
(c) Total market value return is computed based upon the New York Stock Exchange market price of the fund's shares and excludes the effects of brokerage commissions. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the fund's dividend reinvestment plan. Total net asset value return measures the changes in value over the period indicated, taking into account dividends as reinvested.
(d) Not annualized.
(e) See Note 5.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       17

--------------------------------------------------------------------------------
                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

                FINANCIAL HIGHLIGHTS (UNAUDITED) -- (CONTINUED)

                                                                                                  FOR THE PERIOD
                                                             FOR THE             FOR THE         AUGUST 30, 2002(f)
                                                         SIX MONTHS ENDED       YEAR ENDED            THROUGH
RATIOS/SUPPLEMENTAL DATA:                                 JUNE 30, 2004     DECEMBER 31, 2003    DECEMBER 31, 2002
-------------------------                                ----------------   ------------------   -----------------
Net assets applicable to common shares, end of period
 (in millions).........................................      $  624.1            $  613.4            $  431.5
                                                             --------            --------            --------
                                                             --------            --------            --------
Ratio of expenses to average daily net assets
 applicable to common shares (before expense
 reduction)(g).........................................          1.43%(h)            1.49%               1.46%(h)
                                                             --------            --------            --------
                                                             --------            --------            --------
Ratio of expenses to average daily net assets
 applicable to common shares (net of expense
 reduction)(g).........................................          1.07%(h)            1.11%               1.12%(h)
                                                             --------            --------            --------
                                                             --------            --------            --------
Ratio of net investment income to average daily net
 assets applicable to common shares (before expense
 reduction)(g).........................................          5.43%(h)            5.61%               6.35%(h)
                                                             --------            --------            --------
                                                             --------            --------            --------
Ratio of net investment income to average daily net
 assets applicable to common shares (net of expense
 reduction)(g).........................................          5.80%(h)            5.99%               6.69%(h)
                                                             --------            --------            --------
                                                             --------            --------            --------
Ratio of expenses to average daily managed assets
 (before expense reduction)(g,j).......................          0.98%(h)            0.99%               1.08%(h)
                                                             --------            --------            --------
                                                             --------            --------            --------
Ratio of expenses to average daily managed assets
 (net of expense reduction)(g,j).......................          0.73%(h)            0.73%               0.83%(h)
                                                             --------            --------            --------
                                                             --------            --------            --------
Portfolio turnover rate................................          3.81%(i)           21.15%               1.19%(i)
                                                             --------            --------            --------
                                                             --------            --------            --------
PREFERRED SHARES:
-----------------
Liquidation value, end of period (in 000's)............       291,000             291,000             240,000
                                                             --------            --------            --------
                                                             --------            --------            --------
Total shares outstanding (in 000's)....................            12                  12                  10
                                                             --------            --------            --------
                                                             --------            --------            --------
Asset coverage per share...............................      $ 78,615            $ 77,692            $ 69,943
                                                             --------            --------            --------
                                                             --------            --------            --------
Liquidation preference per share.......................      $ 25,000            $ 25,000            $ 25,000
                                                             --------            --------            --------
                                                             --------            --------            --------
Average market value per share(k)......................      $ 25,000            $ 25,000            $ 25,000
                                                             --------            --------            --------
                                                             --------            --------            --------

-------------------
(f) Commencement of operations.
(g) Ratios do not reflect the effect of dividend payments to preferred shareholders.
(h) Annualized.
(i) Not annualized.
(j) Average daily managed assets represents net assets applicable to common shares plus liquidation preference of preferred shares.
(k) Based on weekly prices.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       18

--------------------------------------------------------------------------------
                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

    Cohen & Steers Premium Income Realty Fund, Inc. (the fund) was incorporated under the laws of the State of Maryland on April 11, 2002 and is registered under the investment Company Act of 1940, as amended, as a nondiversified, closed-end management investment company. The fund had no operations until August 12, 2002 when it sold 7,000 shares of common stock for $100,275 to Cohen & Steers Capital Management, Inc. (the investment manager). Investment operations commenced on August 30, 2002.

    The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

    Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the board of directors shall determine in good faith to reflect its fair market value.

    Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. (Nasdaq) national market system are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

    Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the investment manager to be over-the-counter, but excluding securities admitted to trading on the Nasdaq national list, are valued at the official closing prices as reported by Nasdaq, the National Quotations Bureau or such other comparable sources as the board of directors deems appropriate to reflect their fair market value. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the board of directors to reflect the fair market value of such securities. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the board of directors believes reflect most closely the value of such securities.

    Short-term debt securities, which have a maturity of 60 days or less, are valued at amortized cost which approximates value.

--------------------------------------------------------------------------------
                                       19

--------------------------------------------------------------------------------
                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

    Interest Rate Swaps: The fund uses interest rate swaps in connection with the sale of auction market preferred shares. The interest rate swaps are intended to reduce or eliminate the risk that an increase in short-term interest rates could have on the performance of the fund's common shares as a result of the floating rate nature of leverage. In an interest rate swap, the fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty agreeing to pay the fund a variable rate payment that is intended to approximate the fund's variable rate payment obligation on the auction market preferred shares. The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the common shares. The market value of interest rate swaps is based on pricing models that consider the time value of money, volatility, the current market and contractual prices of the underlying financial instrument. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including the periodic amounts of interest to be paid or received on swaps is reported as unrealized gains or losses in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements. Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected in the Statement of Assets & Liabilities.

    Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available, and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as an increase to unrealized appreciation/ (depreciation) on investments as necessary once the issuers provide information about the actual composition of the distributions.

    Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid to common shareholders monthly. Dividends to shareholders are recorded on the ex-dividend date. A portion of the fund's dividend may consist of amounts in excess of net investment income derived from nontaxable components of the dividends from the fund's portfolio investments. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually.

    Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from generally accepted accounting principals.

    Series M, Series T, and Series F preferred shares pay dividends based on a variable interest rate set at auctions, normally held every seven days. Dividends for Series M, Series T, and Series F preferred shares are

--------------------------------------------------------------------------------
                                       20

--------------------------------------------------------------------------------
                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

accrued for the subsequent seven day period on the auction date. In most instances, dividends are payable every seven days, on the first business day following the end of the dividend period.

    Series M28 and Series TH preferred shares pay dividends based on a variable interest rate set at auctions, normally held every 28 days. Dividends for Series M28 and Series TH preferred shares are declared and recorded for the subsequent 28 day period on the auction date. In most instances, dividends are payable every 28 days, on the first business day following the end of the dividend period.

    Federal Income Taxes: It is the policy of the fund to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary.

NOTE 2. INVESTMENT MANAGEMENT FEES, ADMINISTRATION FEES AND OTHER TRANSACTIONS WITH AFFILIATES

    Investment Management Fees: Cohen & Steers Capital Management, Inc. (the investment manager) serves as the investment manager to the fund, pursuant to an investment management agreement (the management agreement). The investment manager furnishes a continuous investment program for the fund's portfolio, makes the day-to-day investment decisions for the fund and generally manages the fund's investments in accordance with the stated polices of the fund, subject to the general supervision of the board of directors of the fund. The investment manager also performs certain administrative services for the fund.

    For the services under the management agreement, the fund pays the investment manager a monthly management fee, computed daily and payable monthly at an annual rate of 0.80% of the fund's average daily managed asset value. Managed asset value is the net asset value of the common shares plus the liquidation preference of the preferred shares. For the six months ended June 30, 2004, the fund incurred investment management fees of $3,626,982.

    The investment manager has contractually agreed to waive its investment management fee in the amount of 0.25% of average daily managed asset value for the first five fiscal years of the fund's operations, 0.20% of average daily managed asset value in year six, 0.15% of average daily managed asset value in year seven, 0.10% of average daily managed asset value in year eight, and 0.05% of average daily managed asset value in year nine. As long as this expense cap continues, it may lower the fund's expenses and increase its total return. For the six months ended June 30, 2004, the investment manager waived management fees of $1,133,432.

    Administration Fees: Pursuant to an administration agreement, the investment manager also performs certain administrative and accounting functions for the fund and receives a fee of 0.02% of the fund's average daily managed asset value. For the six months ended June 30, 2004, the fund incurred $90,674 in administration fees.

--------------------------------------------------------------------------------
                                       21

--------------------------------------------------------------------------------
                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

    Director's Fees: Certain directors and officers of the fund are also directors, officers and/or employees of the investment manager. None of the directors and officers so affiliated received compensation for their services. For the six months ended June 30, 2004, fees and related expenses accrued for nonaffiliated directors totaled $20,439.

NOTE 3. PURCHASES AND SALES OF SECURITIES

    Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2004, totaled $36,290,586 and $34,845,186, respectively.

NOTE 4. INCOME TAXES

    At June 30, 2004 the cost of investments and net unrealized appreciation for federal income tax purposes were as follows:

Aggregate cost....................................  $724,110,840
                                                    ------------
                                                    ------------
Gross unrealized appreciation.....................  $186,221,384
Gross unrealized depreciation.....................      (461,419)
                                                    ------------
Net unrealized appreciation on investments........   185,759,965
Net unrealized appreciation on interest rate swap
  transactions....................................       641,921
                                                    ------------
Net unrealized appreciation.......................  $186,401,886
                                                    ------------
                                                    ------------

NOTE 5. CAPITAL STOCK

    The fund is authorized to issue 100 million shares of common stock at a par value of $0.001 per share.

    During the six months ended June 30, 2004, the fund issued no shares of common stock for the reinvestment of dividends. An adjustment of $207,502 related to a change in the amount of preferred share offering costs was credited to common stock during the six months ended June 30, 2004.

    Under its charter, the fund is authorized to issue shares of preferred stock, with rights as determined by the Board of Directors, without the approval of holders of common shares.

    On September 15, 2003, the fund issued 2,040 auction market preferred shares, Series M28 (par value $0.001). Proceeds paid to the fund amounted to $50,154,955 after deduction of underwriting commissions and offering expenses of $845,045. This issue has received a 'AAA/Aaa' rating from Standard & Poor's and Moody's.

    Preferred shares are senior to the fund's common shares and will rank on a parity with shares of any other series of preferred shares, and with shares of any other series of preferred stock of the fund, as to the payment of dividends and the distribution of assets upon liquidation. If the fund does not timely cure a failure to (1) maintain a discounted value of its portfolio equal to the preferred shares basic maintenance amount, (2) maintain

--------------------------------------------------------------------------------
                                       22

--------------------------------------------------------------------------------
                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

the 1940 Act preferred shares asset coverage, or (3) file a required certificate related to asset coverage on time, the preferred shares will be subject to a mandatory redemption at the redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon to the date fixed for redemption. To the extent permitted under the 1940 Act and Maryland Law, the fund at its option may without consent of the holders of preferred shares, redeem preferred shares having a dividend period of one year or less, in whole, or in part, on the business day after the last day of such dividend period upon not less than 15 calendar days and not more than 40 calendar days prior to notice. The optional redemption price is $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon to the date fixed for redemption.

    The fund's common shares and preferred shares have equal voting rights of one vote per share and vote together as a single class. In addition, the affirmative vote of the holders a majority, as defined in the 1940 Act, of the outstanding preferred shares shall be required to (1) approve any plan of reorganization that would adversely affect the taxable auction market preferred shares and (2) approve any matter that materially and adversely affects the rights, preferences, or powers of that series.

NOTE 6. INVESTMENTS IN INTEREST RATE SWAPS

    The fund has entered into interest rate swap agreements with Merrill Lynch Derivative Products AG, UBS AG, Fleet National Bank, and Royal Bank of Canada. Under the agreements the fund receives a floating rate and pays a respective fixed rate. Details of the swaps at June 30, 2004 are as follows:

                                                                                                UNREALIZED
                               NOTIONAL                  FLOATING RATE(a)                       APPRECIATION/
        COUNTERPARTY            AMOUNT      FIXED RATE   (RESET MONTHLY)   TERMINATION DATE   (DEPRECIATION)
----------------------------  -----------   ----------   ---------------   ----------------   --------------
Merrill Lynch Derivative
  Products AG                 $38,000,000    2.9300%         1.263%        October 18, 2005     $(181,911)
Merrill Lynch Derivative
  Products AG                 $38,000,000    3.6600%         1.263%        October 18, 2007        25,468
Merrill Lynch Derivative
  Products AG                 $38,000,000    4.1600%         1.263%        October 18, 2009       249,161
UBS AG                        $22,000,000    2.9200%         1.263%        October 18, 2005      (104,276)
UBS AG                        $22,000,000    3.6425%         1.263%        October 18, 2007        28,870
UBS AG                        $22,000,000    4.1650%         1.263%        October 18, 2009       144,826
Fleet National Bank           $11,850,000    3.2150%         1.113%         October 2, 2008       337,433
Royal Bank of Canada          $11,850,000    3.6800%         1.280%        October 22, 2008       142,350
                                                                                                ---------
                                                                                                $ 641,921
                                                                                                ---------
                                                                                                ---------

-------------------
(a) Based on LIBOR (London Interbank Offered Rate). Represents rates in effect at June 30, 2004.

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                                       23

--------------------------------------------------------------------------------
                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

                         AVERAGE ANNUAL TOTAL RETURNS(a)
                   (PERIODS ENDED JUNE 30, 2004) (UNAUDITED)

                                              SINCE INCEPTION
              ONE YEAR                           (8/30/02)
              --------                        ---------------
               35.48%                             26.93%

The performance data quoted represents past performance. Past performance is no guarantee of future results. The rate of return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

                         REINVESTMENT PLAN

    We urge shareholders who want to take advantage of this plan and whose shares are held in 'Street Name' to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

    Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the fund may purchase, from time to time, shares of its common stock in the open market.

    A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-330-7348, (ii) on our Web site at cohenandsteers.com or (iii) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

-------------------
(a) Based on net asset value.

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                                       24

--------------------------------------------------------------------------------
                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

                                 PROXY RESULTS

    During the six months ended June 30, 2004, Cohen & Steers Premium Income Realty Fund, Inc. shareholders voted on the following proposals at the annual meeting held on April 29, 2004. The description of each proposal and number of shares voted are as follows:

Common Shares

----------------------------------------------------------------------------------------
                                                                SHARES VOTED   AUTHORITY
                                                                    FOR        WITHHELD
1.   To elect Directors
     Richard J. Norman........................................   31,045,643     206,453
     Frank K. Ross............................................   31,034,802     217,294
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
                                                    SHARES VOTED   SHARES VOTED   SHARES VOTED
                                                        FOR         AGAINST        ABSTAIN
2.   To ratify PricewaterhouseCoopers LLP as the
     fund's independent registered public
     accountants..................................   30,925,874      155,169        171,050
----------------------------------------------------------------------------------------------

Preferred Shares

----------------------------------------------------------------------------------------------
                                                                SHARES VOTED   AUTHORITY
                                                                  FOR          WITHHELD
----------------------------------------------------------------------------------------------
1.   To elect Directors
     Martin Cohen.............................................     5,946           6
     Richard J. Norman........................................     5,946           6
     Frank K. Ross............................................     5,946           6

----------------------------------------------------------------------------------------------
                                                    SHARES VOTED   SHARES VOTED   SHARES VOTED
                                                       FOR           AGAINST        ABSTAIN
----------------------------------------------------------------------------------------------
2.   To ratify PricewaterhouseCoopers LLP as the
     fund's independent registered public
     accountants..................................     5,946            2              4

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                                       25

--------------------------------------------------------------------------------
                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

                           PRIVACY POLICY

    The fund is committed to maintaining the privacy of its shareholders and to safeguarding their personal information. The following is provided to help you understand what personal information the fund collects, how we protect that information, and why in certain cases we may share this information with others.

    The fund does not receive any personal information relating to shareholders who purchase shares through an intermediary that acts as the record owner of the shares. In the case of shareholders who are record owners of the fund, to conduct and process your business in an accurate and efficient manner, we must collect and maintain certain personal information about you. This is the information we collect on applications or other forms, and from the transactions you make with us.

    The fund does not disclose any personal information about its shareholders or former shareholders to anyone, except as required or permitted by law or as is necessary to service shareholder accounts. We will share information with organizations, such as the fund's transfer agent, that assist the fund in carrying out its daily business operations. These organizations will use this information only for purposes of providing the services required or as otherwise as may be required by law. These organizations are not permitted to share or use this information for any other purpose. In addition, the fund restricts access to personal information about its shareholders to employees of the adviser who have a legitimate business need for the information.

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                                       26

--------------------------------------------------------------------------------
                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

                          MEET THE COHEN & STEERS FAMILY OF OPEN-END FUNDS:

              FOR HIGH CURRENT INCOME:                                 FOR TOTAL RETURN:

                    COHEN & STEERS                                      COHEN & STEERS
                  EQUITY INCOME FUND                                     REALTY SHARES

      IDEAL FOR INVESTORS SEEKING A HIGH DIVIDEND         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
      YIELD AND CAPITAL APPRECIATION, INVESTING           RETURN THROUGH BOTH CURRENT INCOME AND
      PRIMARILY IN REITS                                  CAPITAL APPRECIATION, INVESTING PRIMARILY
      A, B, C AND I SHARES AVAILABLE                      IN REITS
      SYMBOLS: CSEIX, CSBIX, CSCIX, CSDIX                 SYMBOL: CSRSX
                                                          ALSO AVAILABLE: COHEN & STEERS INSTITUTIONAL
                                                          REALTY SHARES (CSRIX) REQUIRES A HIGHER
                                                          MINIMUM PURCHASE, BUT OFFERS A LOWER TOTAL
                                                          EXPENSE RATIO

                   FOR TOTAL RETURN:                               FOR CAPITAL APPRECIATION:

                    COHEN & STEERS                                      COHEN & STEERS
                     UTILITY FUND                                    SPECIAL EQUITY FUND

      IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL           IDEAL FOR INVESTORS SEEKING MAXIMUM CAPITAL
      RETURN THROUGH BOTH CURRENT INCOME AND              APPRECIATION, INVESTING IN A LIMITED NUMBER
      CAPITAL APPRECIATION, INVESTING PRIMARILY IN        OF REITS AND OTHER REAL ESTATE COMPANIES
      UTILITIES                                           CONCENTRATED, HIGHLY FOCUSED PORTFOLIO
      SYMBOLS: CSUAX, CSUBX, CSUCX, CSUIX                 SYMBOL: CSSPX

                          FOR MORE INFORMATION ABOUT ANY COHEN & STEERS FUND
                           OR TO OBTAIN A PROSPECTUS PLEASE CONTACT US AT:
                     1-800-330-7348, OR VISIT OUR WEB SITE AT COHENANDSTEERS.COM
 PLEASE CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE FUND CAREFULLY BEFORE
   INVESTING. A PROSPECTUS CONTAINING THIS AND OTHER INFORMATION ABOUT THE FUND MAY BE OBTAINED BY
       FOLLOWING THE INSTRUCTIONS ABOVE. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

                                                           COHEN & STEERS SECURITIES, LLC, DISTRIBUTOR

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                                       27

--------------------------------------------------------------------------------
                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

OFFICERS AND DIRECTORS                  KEY INFORMATION

Robert H. Steers                        INVESTMENT MANAGER
Director and chairman                   Cohen & Steers Capital Management, Inc.
                                        757 Third Avenue
Martin Cohen                            New York, NY 10017
Director and president                  (212) 832-3232

Bonnie Cohen                            FUND SUBADMINISTRATOR AND CUSTODIAN
Director                                State Street Bank and Trust Company
                                        225 Franklin Street
George Grossman                         Boston, MA 02110
Director
                                        TRANSFER AGENT -- COMMON SHARES
Richard J. Norman                       Equiserve Trust Company
Director                                250 Royall Street
                                        Canton, MA 02021
Frank K. Ross                           (800) 426-5523
Director
                                        TRANSFER AGENT -- PREFERRED SHARES
Willard H. Smith Jr.                    The Bank of New York
Director                                100 Church Street
                                        New York, NY 10007
Greg E. Brooks
Vice president                          LEGAL COUNSEL
                                        Simpson Thacher & Bartlett
Adam Derechin                           425 Lexington Avenue
Vice president and assistant treasurer  New York, NY 10017

Joseph M. Harvey                        New York Stock Exchange Symbol: RPF
Vice president                          Web site: cohenandsteers.com

Lawrence B. Stoller                     This report is for shareholder
Assistant secretary                     information. This is not a prospectus
                                        intended for use in the purchase or sale of fund shares. Past performance is of course no guarantee of future results and your investment may be worth more or less at the time you sell.


--------------------------------------------------------------------------------
                                       28

COHEN & STEERS
PREMIUM INCOME REALTY FUND
757 THIRD AVENUE
NEW YORK, NY 10017

                                COHEN & STEERS
                          PREMIUM INCOME REALTY FUND

                          --------------------------

                              SEMIANNUAL REPORT
                                JUNE 30, 2004



                            STATEMENT OF DIFFERENCES
                            ------------------------

The division sign shall be expressed as ..................................[div]
The section symbol shall be expressed as .................................'SS'